Regulatory Capital Matters	12 Months Ended
Dec. 31, 2014
Banking and Thrift [Abstract]
REGULATORY CAPITAL MATTERS
REGULATORY CAPITAL MATTERS
Banks and bank holding companies are subject to regulatory capital requirements administered by federal banking agencies. Capital adequacy guidelines and, additionally for banks, prompt corrective action regulations, involve quantitative measures of assets, liabilities, and certain off-balance-sheet items calculated under regulatory accounting practices. Capital amounts and classifications are also subject to qualitative judgments by regulators. Failure to meet capital requirements can initiate regulatory action. Management believes as of December 31, 2014, the Bank met all capital adequacy requirements to which it is subject.
Prompt corrective action regulations provide five classifications: well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized, although these terms are not used to represent overall financial condition. If only adequately capitalized, regulatory approval is required to accept brokered deposits. If undercapitalized, capital distributions are limited, as is asset growth and expansion, and capital restoration plans are required. At December 31, 2014 and 2013, the most recent regulatory notifications categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. There are no conditions or events since that notification that management believes have changed the institution’s category.
Actual and required Bank capital amounts and ratios are presented below at the dates indicated.

	Actual		Required For Capital Adequacy Purposes		Minimum Required To Be Well Capitalized Under Prompt Corrective Action Regulations
	Amount	Ratio	Amount	Ratio	Amount	Ratio
	(Dollars in thousands)
December 31, 2014
Total Capital to risk weighted assets Bank	$67,729	19.2%	$28,277	8.0%	$35,346	10.0%
Tier 1 (Core) Capital to risk weighted assets Bank	64,134	18.1	14,138	4.0	21,207	6.0
Tier 1 (Core) Capital to average assets Bank	64,134	13.0	19,754	4.0	24,692	5.0
December 31, 2013
Total Capital to risk weighted assets Bank	$66,300	19.1%	$27,700	8.0%	$34,600	10.0%
Tier 1 (Core) Capital to risk weighted assets Bank	62,400	18.0	13,900	4.0	20,800	6.0
Tier 1 (Core) Capital to average assets Bank	62,400	13.0	19,200	4.0	24,000	5.0

The Qualified Thrift Lender test requires at least 65% of assets be maintained in housing-related finance and other specified areas. If this test is not met, limits are placed on growth, branching, new investments, FHLB advances, and dividends, or the Bank must convert to a commercial bank charter. Management believes that this test is met at December 31, 2014.
Dividend Restrictions – The Parent Company’s principal source of funds for dividend payments is dividends received from the Bank. Banking regulations limit the amount of dividends that may be paid without prior approval of regulatory agencies. Under these regulations, the amount of dividends that may be paid in any calendar year is limited to the current year’s net profits combined with the retained net profits of the preceding two years, subject to the capital requirements described above. At December 31, 2014, the Bank could, without prior approval, declare dividends of approximately $4.5 million million to the Parent Company.